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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 31, 1997



                                 OMNICARE, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                 1-8269                  31-1001351
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       (Commission File Number)        (IRS Employer Identification No.)


            50 East RiverCenter Boulevard, Covington, Kentucky 41011
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           (Address of principal executive offices)        (Zip code)


       Registrants telephone number, including area code: (606) 291-6800
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Item 5.   OTHER EVENTS

        Omnicare, Inc. earned $5,149,000 on sales of $68,650,000 for the month ended May 31, 1997.





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                                   SIGNATURE
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        Omnicare, Inc.
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                                         (Registrant)


Date:  June 19, 1997                 By: /s/ DAVID W. FROESEL, JR.
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                                             David W. Froesel, Jr.
                                             Senior Vice President and
                                             Chief Financial Officer
                                             (Principal Financial and
                                              Accounting Officer)


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